                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    September 28, 1999
                                                   ----------------------------




                              LADD FURNITURE, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





  North Carolina                0-11577                     56-1311320
- --------------------------------------------------------------------------------
 (State or other             (Commission                  (I.R.S. Employer
  jurisdiction               File Number)                Identification No.)
of Incorporation)



4620 Grandover Parkway, Post Office Box 26777,
        Greensboro, North Carolina                                  27417-6777
- --------------------------------------------------------------------------------
  (Address of principal executive offices)                          (Zip Code)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   (336) 294-5233
                                                    ----------------------------



                                      N/A
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                  Not Applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  Not Applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not Applicable.


ITEM 5.  OTHER EVENTS.

                  On September 28, 1999, La-Z-Boy, Incorporated, a Michigan corporation ("La-Z-Boy"), LADD Furniture, Inc., a North Carolina corporation ("LADD"), and LZB Acquisition Corp., a Michigan corporation and a wholly-owned first-tier subsidiary of La-Z-Boy ("Merger Subsidiary"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Subsidiary will be merged with and into LADD, with LADD being the surviving corporation of such merger (the "Merger"). As a result of the Merger, LADD will become a wholly-owned subsidiary of La-Z-Boy. At the Effective Time (as defined in the Merger Agreement) of the Merger, each issued and outstanding share of common stock, par value $0.30 per share, of LADD will be converted into the right to receive 1.18 shares of common stock, par value $1.00 per share, of La-Z-Boy.

                  A copy of the Merger Agreement is attached hereto as Exhibit
2.1. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is incorporated herein by reference. A joint press release announcing the execution of the Merger Agreement was issued on September 28, 1999, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  c)       Exhibits

                           2.1      Agreement and Plan of Merger, dated
                                    September 28, 1999, among La-Z-Boy,
                                    Incorporated, LADD Furniture, Inc. and LZB
                                    Acquisition Corp. (Schedules omitted --
                                    registrant will provide copies upon
                                    request.)

                           99.1 La-Z-Boy, Incorporated and LADD Furniture, Inc. joint press release, dated September 28, 1999.


ITEM 8.  CHANGE IN FISCAL YEAR.

                  Not Applicable.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               LADD FURNITURE, INC.


Date:  September 29, 1999      By: /s/ William S. Creekmuir
                                   ---------------------------------------------
                                       William S. Creekmuir

                               Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary